Net Revenue	12 Months Ended
Dec. 31, 2024
Revenue [abstract]
Net Revenue
28.
NET revenue

Liquor retail revenue is derived from the sale of wines, beers and spirits to customers and proprietary licensing. Cannabis retail revenue is derived from retail cannabis sales to customers, franchise revenue consisting of royalty and franchise fee revenue, and other revenue consisting of millwork, supply and accessories revenue and proprietary licensing. Cannabis operations revenue is derived from contracts with customers and is comprised of sales to provincial boards that sell cannabis through their respective distribution models, sales to licensed producers for further processing, provision of proprietary cannabis processing services, product development, manufacturing and commercialization of cannabis consumer products and sales to medical customers.

	Year ended December 31
	2024	2023
Liquor retail revenue
Retail	553,847	578,895
Proprietary licensing	1,412	—
Liquor retail revenue	555,259	578,895
Cannabis retail revenue
Retail	290,446	270,454
Proprietary licensing	15,410	12,250
Franchise	5,833	7,100
Other	—	176
Cannabis retail revenue	311,689	289,980
Cannabis operations revenue, net of intersegment elimination
Provincial boards	73,073	71,894
Wholesale	34,535	15,682
Analytical testing and other	863	1,274
Cannabis operations revenue, net of intersegment elimination	108,471	88,850
Gross revenue	975,419	957,725
Excise taxes	54,971	48,719
Net revenue	920,448	909,006

The Company has recognized the following receivables from contracts with customers:

	December 31, 2024	December 31, 2023
Receivables, included in 'trade receivables' (note 10)	24,548	20,849

Receivables from contracts with customers are typically settled within 30 to 60 days. As at December 31, 2024, an impairment reversal of $4.9 million (December 31, 2023 – $10.4 million) has been recognized on receivables from contracts with customers (note 34).